Exhibit 10.37
EXECUTION
AMENDMENT NO. 1
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of January 24, 2008 (the “Amendment”), among LIFE TIME FITNESS, INC., a Minnesota corporation (the “Borrower”), the banks from time to time party hereto (individually, a “Bank” and, collectively, the “Banks”), and U. S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as Administrative Agent for the Banks (in such capacity, the “Agent”) and Lead Arranger, and J. P. MORGAN SECURITIES INC. and ROYAL BANK OF CANADA, as Co-Syndication Agents, and BMO Capital Markets, as Documentation Agent.
RECITALS:
     A. The Borrower, the Banks, the Agent, the Lead Arranger, the Co-Syndication Agents and the Documentation Agent are the parties to that certain Second Amended and Restated Credit Agreement dated as of May 31, 2007 (the “Original Agreement”).
     B. The Borrower has requested that the Agent and the Banks amend certain provisions of the Original Agreement.
     C. Subject to the terms and conditions of this Amendment, the Agent and the Banks will agree to the foregoing request of the Borrower.
     NOW, THEREFORE, the parties agree as follows:
     1. Defined Terms. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby.
     2. Amendments. The Original Agreement is hereby amended as follows:
     (a) Subpart (b)(v) of the definition of “Permitted Permanent Loan” appearing in Section 1.1 of the Original Agreement is amended in its entirety to read as follows:
     “(v)(A) the only security for such Indebtedness are: (1) the real property and improvements relating to such Clubs being financed by such Permitted Permanent Loan, (2) the LTF Lease relating to such Clubs, (3) if required to be by the original Related Agreements evidencing or securing such Indebtedness, then: (a) normal and reasonable repair and replacement reserves; and (b) a debt service reserve to be established from the basic rent payable under the original LTF Lease relating to such Clubs that exceeds (such excess basic rent being the ‘Allocated Clubs Excess Rent’) the regularly scheduled monthly principal and interest payments on such Indebtedness if the Allocated Clubs Cash Flow is less than the amount required in the original Related Agreements evidencing or securing such Indebtedness; provided, however, that, the Real Estate Subsidiary’s failure to maintain the required Allocated Clubs Cash Flow shall not constitute an event of default (howsoever defined) under the relevant Related Agreements and the sole remedy for such failure shall be the establishment of the debt service reserve; (4) if such Indebtedness is Securitized by re-structuring into a senior loan to the borrowing Real Estate Subsidiary and a mezzanine loan to a separate Real Estate Subsidiary (such mezzanine loan Real Estate Subsidiary being a “Related Mezzanine Real Estate Subsidiary”) that has been organized for the sole purpose of incurring such mezzanine loan, then such mezzanine loan may be secured by a pledge of the Equity Interests in the borrowing Real Estate Subsidiary for such Indebtedness; and normal and reasonable repair and replacement reserves that are required to be established by the original Related Agreements evidencing or securing such Indebtedness (5) and (B) none of such security shall secure any other Indebtedness of such Real Estate Subsidiary, its Related Mezzanine Real Estate Subsidiary, the Borrower or any other Subsidiary; provided, that, in the case of a Teachers’ Re-financing, the collateral that secured the Permitted Permanent Loan then being re-financed may continue to secure such Teachers’ Re-financing;”.
     (b) The definition of “Senior Secured Operating Company Leverage Ratio” appearing in Section 1.1 of the Original Agreement is amended in its entirety to read as follows:
     “‘Senior Secured Operating Company Leverage Ratio’: At any Quarterly Measurement Date, the ratio of:
     (a) the sum of: (i) the aggregate outstanding principal amounts of the Revolving Loans and the Swingline Loans; plus (ii) the Letter of Credit Obligations; plus (iii) the aggregate outstanding principal amount of the Borrower’s and its Subsidiaries’ Indebtedness for borrowed money (including, without limitation, the balance sheet amount of Capitalized Lease Obligations, but excluding any Permitted Permanent Loan on which the relevant Real Estate Subsidiary (or, in the case of a Permitted Headquarters Loan, the Borrower) has Limited Recourse Liability), other interest bearing Indebtedness and any Seller Financing that is secured by any Lien on any of the Borrower’s assets or by any Lien on any of its Subsidiaries’ assets that has been granted as a third party Lien; plus (iv) the Borrower’s and its Subsidiaries’ Contingent Obligations relating to Indebtedness for borrowed money (including, without limitation, the balance sheet amount of Capitalized Lease Obligations but excluding any Contingent Obligations relating to a Permitted Permanent Loan on which the Borrower’s or the relevant Real Estate Subsidiary’s Contingent Obligation is Limited Recourse Liability), other interest bearing Indebtedness and any Seller Financing that are secured by any Lien on any of the Borrower’s assets or by any Lien on any of its Subsidiaries’ assets that has been granted as a third party Lien; to

     (b) the result of: (i) EBITDA for the Measurement Period ending on such Quarterly Measurement Date; minus (ii) the Interest Expense for such Measurement Period other than Interest Expense on any Indebtedness described in subpart (a) above; minus (iii) the Mandatory Principal Payments for such Measurement Period other than Mandatory Principal Payments on any Indebtedness described in subpart (a) above; minus (iv) the portion of any Allocated Clubs Excess Rent that has been retained as a debt service reserve during such Measurement Period pursuant to the Related Agreements evidencing or securing a Permitted Permanent Loan.”
     (c) Section 1.1 of the Original Agreement is further amended by adding the following new definitions in proper alphabetical order:
     “Allocated Clubs Cash Flow’: With respect to any Permitted Permanent Loan, the “cash flow” (howsoever defined in the original Related Agreements evidencing or securing such Permitted Permanent Loan) of Operations that is allocable to the Clubs operating in the real property and improvements securing such Permitted Permanent Loan.
     ‘Allocated Clubs Excess Rent’: As defined in subpart (b)(v) of the definition of ‘Permitted Permanent Loan’.
     ‘Average Life’: With respect to any Indebtedness, at any date of determination, the quotient arrived at by dividing: (a) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness multiplied by the amount of such payment; by (b) the sum of all such payments.
     ‘Parity Secured Debt’: As defined in Section 6.11(j).”
     (c) Section 2.30 of the Original Agreement is further amended by increasing the maximum Aggregate Revolving Commitment Amount from “$425,000,000” to “$600,000,000”.
     (d) Section 6.11 of the Original Agreement is amended by adding the following new subsection (j):
     “(j) Other Indebtedness (the ‘Parity Secured Debt’) incurred by the Borrower that is secured by Liens permitted under Section 6.12(k) hereof; provided, that: (i) at the time of the incurrence of such Parity Secured Debt, the Senior Secured Operating Company Leverage Ratio as of the Quarterly Measurement Date immediately preceding the date on which the proposed additional Indebtedness is to be incurred would not be more than the ratio permitted by Section 6.16 hereof determined on a pro forma basis (including a pro forma application of net proceeds therefrom), as if such proposed additional Indebtedness had been incurred at the beginning of the Measurement Period ending on such Quarterly Measurement Date; (ii) such additional Indebtedness has an original maturity date of not less than seven (7) years from the date of its incurrence and shall have an Average Life of not less than seven (7) years; (iii) the Related Agreements evidencing or securing such Parity Secured Debt are in form and substance satisfactory to the Agent, in its reasonable business judgment, the covenants are less restrictive than those set forth in this Agreement as is customary in the private placement market, as determined by the Agent, in its reasonable business judgment, and the default provision may provide for cross-acceleration with respect to the covenant defaults under this Agreement; and (iv) reasonably prior to the incurrence of such Indebtedness, the Agent shall have received drafts that are finalized in all material respects of each material Related Agreement to be executed in connection with such transaction.”
     (e) Section 6.12 of the Original Agreement is amended by adding the following new subsection (k):
     “(k) Liens against the Collateral securing the Parity Secured Debt permitted by Section 6.11(j) hereof; provided, that: (i) the Agent, or another Person acceptable to the Agent, in its reasonable business judgment, is the collateral agent for the holders of such Parity Secured Debt; and (ii) such Liens are subject to an Intercreditor Agreement in form and substance satisfactory to the Agent, in its reasonable business judgment, and pursuant to which the Agent and the holder of the Liens securing the Parity Secured Debt agree that such Liens securing the Obligations and the Liens securing the Parity Secured Debt shall be pari passu.”
     (f) Section 6.16 of the Original Agreement is amended in its entirety to read as follows:
     “Section 6.16 Senior Secured Operating Company Leverage Ratio. Commencing with the Quarterly Measurement Date occurring on March 31, 2007, the Borrower will not permit the Senior Secured Operating Company Leverage Ratio, as of the Quarterly Measurement Date for the Measurement Period ending on that date, to be more than: (a) 2.50 to 1.00 for any Quarterly Measurement Date occurring prior to December 31, 2007; or (b) 3.25 for any Quarterly Measurement Date occurring thereafter.”
     3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) when, and only when, the Agent shall have received:
     (a) Counterparts of this Amendment executed by the Borrower and the Banks;
     (b) A certificate of the Secretary of the Borrower having attached (i) a copy of the corporate resolution of the Borrower authorizing the execution, delivery and performance of this Amendment and any other documents to be executed and/or delivered by the Borrower in connection herewith, certified by the Secretary or an Assistant Secretary of the Borrower; and (ii) an incumbency certificate showing the names and titles, and bearing the signatures of, the officers of the Borrower authorized to execute this Amendment and such other documents to be executed and/or delivered by the Borrower in connection herewith;
     (c) A certificate of good standing for the Borrower in the jurisdiction of its incorporation or organization;
     (d) An Acknowledgment and Agreement in the form provided by the Agent appropriately completed and duly executed by each Loan Party other than the Borrower;
     (e) Payment to the Agent for the account of the Banks of an amendment fee, and payment to the Agent for its own account of the fees, that are respectively set forth in a separate letter agreement between the Agent and the Borrower pertaining to this Amendment; and
     (f) Such other approvals, opinions or documents as the Agent or any Bank may reasonably request.
     4. Representations and Warranties. To induce the Agent and the Banks to enter into this Amendment, the Borrower represents and warrants to the Agent and the Banks as follows:
     (a) The execution, delivery and performance by the Borrower of this Amendment and any other document to be executed and/or delivered by the Borrower in connection herewith have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any stockholder) that has not been obtained, do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower’s articles of incorporation or bylaws, any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to the Borrower or any of its property except pursuant to the Loan Documents to which the Borrower is a party;
     (b) The representations and warranties respectively contained in Article IV of the Original Agreement are true and correct as of the date hereof as though made on that date except: (i) to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (ii) the representations and warranties set forth in Section 4.5 to the Borrower’s financial statements shall be deemed to refer to the financial statements then most recently delivered to the Banks pursuant to Section 5.1(a) or (b), as the case may be; provided, that the unaudited interim financial statements do not comply with GAAP because of the absence of footnotes and are subject to immaterial year-end audit adjustments;
     (c) No events have taken place and no circumstances exist at the date hereof which would give the Borrower the right to assert a defense, offset or counterclaim to any claim by the Agent or any Bank for payment of the Obligations now existing or hereafter arising under the Original Agreement as amended by this Amendment or any other Loan Document;
     (d) The Original Agreement, as amended by this Amendment, and each other Loan Document to which the Borrower is a party remain in full force and effect and are the legal, valid and binding obligations of the Borrower and are enforceable in accordance with their respective terms, subject only to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies; and
     (e) No Default, Event of Default or Material Adverse Occurrence has occurred and is continuing as of the date hereof after giving effect to this Amendment.
     5. Reference to and Effect on the Loan Documents.
     (a) From and after the date of this Amendment, each reference in the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Agreement, and each reference to the “Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby.
     (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Bank under the Original Agreement or any other Loan Document, nor constitute a waiver of any provision of the Original Agreement or any such other Loan Document.
     6. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys’ fees and legal expenses. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Bank harmless from and against any and all liabilities with respect to, or resulting from, any delay in the Borrower’s paying or omission to pay, such taxes or fees.

     7. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.
     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     9. Counterparts. This Amendment may be executed in separate counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Amendment.
     10. Recitals. The Recitals hereto are incorporated herein by reference.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

LIFE TIME FITNESS, INC.

By:

Name:	Eric J. Buss
Title:	Secretary

U.S. BANK NATIONAL ASSOCIATION,
as Agent and as a Bank

By:

Name:	Karen E. Weathers
Title:	Vice President
SIGNATURE PAGE: AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

JPMorgan Chase Bank, N. A.

By:

Name:

Title:

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SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Royal Bank of Canada

By:

Name:

Title:

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Bank of Montreal

By:

Name:

Title:

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Bank of the West, a California banking corporation

By:

Name:

Title:

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SECOND AMENDED AND RESTATED CREDIT AGREEMENT

M&I Marshall & Ilsley Bank

By:

Name:

Title:

and

By:

Name:

Title:

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National City Bank

By:

Name:

Title:

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Associated Bank, National Association

By:

Name:

Title:

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RBS Citizens, N.A.

By:

Name:

Title:

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MB Financial Bank, N.A.

By:

Name:

Title:

SIGNATURE PAGE: AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT